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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                               January 26, 2004
Date of earliest event reported:                              January 26, 2004


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                 001-12505           31-1481870
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(State of Other Jurisdiction             (Commission         (IRS Employer
      of  Incorporation)                 File Number)        Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                    43228-0183
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(Address of Principle Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code      (614) 870-5000
                                                    ---------------------------



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          (Former Name of Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURES

         On January 26, 2004, Core Molding Technologies, Inc. announced a charge resulting from operational inefficiencies that were concealed by intentional inventory misstatements by a former employee. A copy of the press release announcing this event is included in this Form 8-K as exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit
         Number          Exhibit
         -------         -------
          99(a)          Press release announcing a charge resulting from
                         operational inefficiencies that were concealed by intentional inventory misstatements by a former employee.


                                       ii
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Core Molding Technologies, Inc.
                                            ---------------------------------
                                                       (Registrant)






Date      January 26, 2004             By       /s/ James L. Simonton
       -----------------------             ------------------------------------
                                                       (Signature)

                                                    James L. Simonton
                                            President, Chief Executive Officer
                                                       and Director



                                      iii

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Index of Exhibits:

      Exhibit
      Number            Exhibit
      -------           -------
         99(a)          Press release announcing a charge resulting from
                        operational inefficiencies that were concealed by intentional inventory misstatements by a former employee.



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